Exhibit 99.2


                                GSE Systems, Inc.
         Unaudited Pro Forma Condensed Consolidated Financial Statements



         In September 2003, the Company completed the sale of substantially all of the assets of GSE Process Solutions, Inc. ("Process") to Novatech, LLC. ("Novatech"), pursuant to an Asset Purchase Agreement, effective as of September 25, 2003, by and between the Company, Process and Novatech. The Company received $5.5 million in cash and Novatech assumed certain identified liabilities.

         The following unaudited pro forma condensed consolidated financial statements have been prepared to give effect to the sale of the Process assets based upon the assumptions and adjustments described in the accompanying notes. The pro forma condensed consolidated balance sheet has been prepared as if the sale of the Process assets occurred on June 30, 2003; the pro forma condensed consolidated statements of operations have been prepared as if the sale occurred at the beginning of the periods presented.

         The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the results of operations that would have actually been reported had the transaction occurred on the assumed dates, nor are they necessarily indicative of the future results of operations.

         The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company's annual report on Form 10-K for the year ended December 31, 2002 and the Company's quarterly report on Form 10-Q for the six months ended June 30, 2003 as filed with the Securities and Exchange Commission.

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                GSE SYSTEMS, INC. AND SUBSIDIARIES
          PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                 (in thousands, except share data)
                                  (Unaudited)

                                                                       June 30,2003         Pro Forma         Pro Forma
                                                                         Historical       Adjustments          Results
                                     ASSETS                             ______________   ____________         ____________
Current assets:
       Cash and cash equivalents                                            $ 1,023             $ -            $ 1,023
       Contract receivables                                                  10,263          (2,911)a.           7,352
       Inventories                                                            1,646          (1,646)a.             -
       Prepaid expenses and other current assets                              2,774          (1,788)a.             986
                                                                        ______________   ____________         ____________
            Total current assets                                             15,706          (6,345)             9,361

Property and equipment, net                                                   1,467            (646)a.             821
Software development costs, net                                               3,968          (3,012)a.             956
Goodwill, net                                                                 2,901          (1,162)a.           1,739
Other assets                                                                  1,619          (1,182)a.             437
                                                                        ______________   ____________         ____________
            Total assets                                                   $ 25,661       $ (12,347)          $ 13,314
                                                                        ================  ==============     ==============

               LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
       Current portion of long-term debt                                    $ 2,045        $ (1,753)a.           $ 292
       Line of credit with bank                                               5,063          (4,351)b.             712
       Accounts payable                                                       2,971            (379)a.           2,592
       Accrued expenses                                                       2,751            (518)a.           2,233
       Billings in excess of revenue earned                                   2,756          (1,972)a.             784
       Other current liabilities                                                520            (370)a.             150
                                                                          ____________  _____________         ____________
            Total current liabilities                                        16,106          (9,343)             6,763

Long-term debt                                                                1,749          (1,073)a.             676
Billings in excess of revenue earned                                            771            (771)a.              -
Accrued warranty reserves                                                       416               -                416
                                                                          ____________  _____________         ____________
            Total liabilities                                                19,042         (11,187)             7,855

Stockholders' equity:
       Series A convertible preferred stock $.01 par value, 2,000,000
            shares authorized, shares issued and outstanding 39,000               -               -                  -
       Common stock $.01 par value, 18,000,000 shares authorized,
            shares issued and outstanding 6,019,138                              60               -                 60
       Additional paid-in capital                                            28,019               -             28,019
       Accumulated deficit                                                  (20,368)         (1,160)a.         (21,528)
       Accumulated other comprehensive loss                                  (1,092)              -             (1,092)
                                                                           ___________  _____________         ____________
            Total stockholders' equity                                        6,619          (1,160)             5,459

            Total liabilities and stockholders' equity                     $ 25,661       $ (12,347)        $   13,314
                                                                        ================  ==============    ==============


The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

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                       GSE SYSTEMS, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 (in thousands, except share and per share data)
                                  (Unaudited)

                                                     Six months ended
                                                      June 30, 2003          Pro Forma            Pro Forma
                                                        Historical          Adjustments            Results
                                                       ______________       ___________          ___________
Contract Revenue                                           $ 19,035          $ (8,610) c.         $ 10,425

Cost of Revenue                                              14,398            (6,142) c.            8,256
                                                       ______________       ___________          ___________

Gross Profit                                                  4,637            (2,468)               2,169


Operating expenses
     Selling, general and administrative                      5,617            (2,677) c.            2,940
     Depreciation and amortization                              309              (112) c.              197
                                                       ______________       ___________          ___________
Total operating expenses                                      5,926            (2,789)               3,137
                                                       ______________       ___________          ___________

Operating loss                                               (1,289)              321                 (968)


Interest expense, net                                          (169)               66  d.             (103)
Other income (expense), net                                    (170)               47  c.             (123)
                                                       ______________       __________           ___________

Loss before income taxes                                     (1,628)              434               (1,194)

Provision for income taxes                                       22                -   e.               22
                                                       ______________       __________           ___________

Net loss                                                     (1,650)              434               (1,216)

Preferred stock dividends                                      (116)                -                 (116)
                                                       ______________       __________           ___________

Net loss attributed to
     common shareholders                                   $ (1,766)            $ 434             $ (1,332)
                                                       =============       ===========           ============


Basic loss per common share                                 $ (0.30)                               $ (0.22)
                                                       =============                             =============

Diluted loss per common share                               $ (0.30)                               $ (0.22)
                                                       =============                             =============

Weighted average shares outstanding:
     Used in Basic calculation                            5,951,182                              5,951,182
                                                       ============                              ============

     Used in Diluted calculation                          5,951,182                              5,951,182
                                                       ============                              ============


The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.


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                       GSE SYSTEMS, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 (in thousands, except share and per share data)
                                  (Unaudited)

                                                        Year ended
                                                      December 31,2002         Pro Forma            Pro Forma
                                                        Historical           Adjustments            Results
                                                       _____________         ____________          __________

Contract Revenue                                            $ 43,116         $ (22,941) c.         $ 20,175

Cost of Revenue                                               31,801           (15,176) c.           16,625
                                                       _____________          _________             __________

Gross Profit                                                  11,315            (7,765)               3,550

Operating expenses
     Selling, general and administrative                      12,303            (5,043) c.            7,260
     Depreciation and amortization                               540              (148) c.              392
                                                       _____________          __________            __________
Total operating expenses                                      12,843            (5,191)               7,652
                                                       _____________          __________            __________

Operating loss                                                (1,528)           (2,574)              (4,102)

Write-down of investment in
     Avantium International B.V.                              (2,783)                -               (2,783)
Interest expense, net                                           (277)              168  d.             (109)
Other income (expense), net                                       34                 7  c.               41
                                                       _____________          __________            __________

Loss before income taxes                                      (4,554)           (2,399)              (6,953)

Provision for income taxes                                     1,389                 -  e.            1,389
                                                       _____________          __________            __________

Net loss                                                      (5,943)           (2,399)              (8,342)

Preferred stock dividends                                        (234)                -                 (234)
                                                       _____________          __________           ___________

Net loss attributed to
     common shareholders                                    $ (6,177)         $ (2,399)            $ (8,576)
                                                       =============          ==========           ===========

Basic loss per common share                                  $ (1.05)                               $ (1.46)
                                                       =============                               ===========
Diluted loss per common share                                $ (1.05)                               $ (1.46)
                                                       =============                               ===========

Weighted average shares outstanding:

     Used in Basic calculation                             5,863,134                              5,863,134
                                                       =============                              =============

     Used in Diluted calculation                           5,863,134                              5,863,134
                                                       =============                              =============

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.




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                                GSE Systems, Inc.
    Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

1.       Basis of Pro Forma Presentation


           In September 2003, the Company completed the sale of substantially all of the assets of GSE Process Solutions, Inc. ("Process") to Novatech, LLC. ("Novatech"), pursuant to an Asset Purchase Agreement, effective as of September 25, 2003, by and between the Company, Process and Novatech. The Company received $5.5 million in cash and Novatech assumed certain identified liabilities.

           The unaudited pro forma condensed consolidated balance sheet at June 30, 2003 is presented to reflect the sale of the Process assets as if the transaction had been consummated on June 30, 2003. The unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2003 is presented as if the transaction had been consummated on January 1, 2003. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2002 is presented as if the transaction had been consummated on January 1, 2002.


2.   Pro Forma Assumptions and Adjustments


a. Adjustments to eliminate assets sold and liabilities assumed by Novatech and to recognize loss on sale of $1.2 million, determined as follows:

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Cash proceeds                             $ 5,500
Liabilities assumed                         6,838
                                    --------------
     Total consideration                   12,338
Assets sold                                12,349
Transaction costs                           1,149
                                    --------------
      Loss on sale                       $ (1,160)
                                    ==============

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b.       Adjustment to recognize use of cash proceeds to retire $4.4 million of the Company's line of credit. ($5.5 million cash proceeds less $1.1 million of transaction costs.)

c.       Adjustments to eliminate historical operations of Process Business.

         The business unit contribution of the Process business for the six months ended June 30, 2003 and for the year ended December 31, 2002 have been excluded from the respective pro forma statements of operations. Business unit contribution represents earnings before interest and taxes and before the allocation of corporate expenses. The corporate expenses that were allocated to the Process business have not been removed from the pro forma statements of operations ($742,000 for the six months ended June 30, 2003 and $1.5 million for the year ended December 31, 2003).

d. Adjustments to eliminate interest expense on debt retired with proceeds from sale.

         Interest expense has been reduced by $66,000 for the six months ended June 30, 2003 and $168,000 for the year ended December 31, 2002 to reflect the reduction in the Company's bank debt due to the assumed application of $4.4 million cash ($5.5 million cash proceeds net of transaction costs of $1.1 million) to pay down the outstanding bank debt as of the transaction date.


e. The sale of the Process assets has no significant impact on the provision for income taxes as the Company had established a full valuation allowance against the Company's net deferred income tax assets in 2002.